UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22139

Oppenheimer Rochester Short Term Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 11/30/2015

Item 1. Reports to Stockholders.

Semiannual Report	11/30/2015

Oppenheimer Rochester®
Short Term Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/15

	Class A Shares of the Fund
	Without Sales Charge With Sales Charge		Barclays 1-Year Municipal Bond Index
6-Month	0.97%	-1.31%	0.40%

1-Year	1.40	-0.88	0.57

Since Inception (12/6/10)	2.51	2.05	1.16

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

Amid an ongoing, low-interest-rate environment, the Class A shares of Oppenheimer Rochester Short Term Municipal Fund had a steady dividend during this 6-month reporting period and a distribution yield of 1.93% at net asset value (NAV) as of November 30, 2015. Additionally, the Fund’s Class A shares delivered a 6-month cumulative total return of 0.97% as of that date, exceeding Barclays 1-Year Municipal Bond Index, its benchmark. Tax-free income comprised 100% of the Fund’s total return this reporting period, further evidence supporting our focus on yield as the long-term driver of Fund performance.

MARKET OVERVIEW

Investors waited with bated breath to learn what the Federal Open Market Committee (FOMC) decided during its September 2015 meeting. Many market watchers had predicted that the FOMC would raise the Fed Funds target rate (the short-term interest rate that it controls) for the first time in 7 years, but the Fed decided otherwise in September. The committee’s rationale for keeping the short-term rate at its current level of zero to 0.25% included “underutilization of labor resources and inflation continuing to run below the committee’s longer-run objective, partly reflecting declines in energy and other import prices.” The committee reported that it was

The average distribution yield in Lipper’s Short Municipal Debt Funds category was 0.80% at the end of this reporting period. At 1.93%, the distribution yield at NAV for this Fund’s Class A shares was 113 basis points higher than the category average.

also concerned that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.”

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	1.93%

Dividend Yield with sales charge	1.88

Standardized Yield	1.41

Taxable Equivalent Yield	2.49

Last distribution (11/24/15)	$0.006

Total distributions (6/1/15 to 11/30/15)	$0.036

Endnotes for this discussion begin on page 11 of this report

3      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

In a speech after the September meeting, Chairman Janet Yellen tried to quell the resulting market volatility saying, “It will likely be appropriate to raise the target range of the Federal Funds rate sometime later this year, and to continue boosting short-term rates at a gradual pace thereafter as the labor market improves further and inflation moves back to our 2% objective.”

While not definitive by any measure, the statement was more specific than earlier announcements from the Fed, some of which indicated that the Fed could be patient and would “increase the Fed Funds rate only when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.”

While inflation has remained persistently below the Fed’s 2% target range, employment increased by more than 400,000 new jobs in the last two months of this reporting period. Chairman Yellen reiterated in November 2015 that the central bank would bump up rates slowly, given the lingering obstacles to faster economic growth.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. No matter what the Fed does or when, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

Please note: On December 16, 2015, after the end of this Fund’s reporting period, the Fed Funds target rate was raised to a range of 0.25% to 0.50%.

As of November 30, 2015, the average yield on 30-year, AAA-rated muni bonds was 3.11%, down 11 basis points from May 29, 2015, the last business day of the previous reporting period. The average yield on 10-year, AAA-rated muni bonds was 2.11% on November 30, 2015, down 15 basis points from the May 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.27%, up 3 basis points from the May 2015 date.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Short Term Municipal Fund held more than 640 securities as of November 30, 2015. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that

4      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was the second highest in Lipper’s Short Municipal Debt Funds category as of November 30, 2015, trailing only the distribution yield of this Fund’s Y shares. At 1.93%, the distribution yield at NAV for this Fund’s Class A shares was 113 basis points higher than the category average, which was 0.80%.

Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 2.49%, based on the Fund’s standardized yield as of November 30, 2015, and the current top federal income tax rate. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The Fund’s dividend trend this reporting period demonstrates the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at six-tenths of 1 cent per share and in all, the Fund distributed 3.6 cents per Class A share this reporting period.

General obligation (G.O.) securities, which are backed by the full faith and taxing authority of state and local governments, comprised 29.1% of total assets (29.3% of net assets) as of November 30, 2015. At the end of this reporting period, the Fund held bonds issued in various U.S. municipalities and insured bonds issued in the Commonwealth of Puerto Rico. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds.

The Fund was also invested in the municipal leases sector this reporting period, which accounted for 11.3% of the Fund’s total assets (11.3% of net assets) as of November 30, 2015. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements, and as of the end of this reporting period, the Fund was invested in several bonds issued in Puerto Rico.

As of November 30, 2015, the Fund was invested in the hospital/healthcare sector, which represented 10.0% of total assets (10.0% of net assets). Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade.

The Fund’s holdings in municipal bonds issued by utilities represented 7.3% of total assets (7.3% of net assets) at the end of this reporting period. This set of holdings included water utilities with 2.9% of total assets (2.9%

5      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

of net assets), electric utilities with 2.5% of total assets (2.5% of net assets), sewer utilities with 1.2% of total assets (1.2% of net assets) and gas utilities at 0.7% of total assets (0.7% of net assets) as of November 30, 2015. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and include one bond issued in Guam and others issued by PREPA (Puerto Rico’s electric utility authority).

The education sector represented 6.9% of the Fund’s total assets (6.9% of net assets) as of November 30, 2015. Bonds in this sector primarily finance the infrastructure needs of a variety of charter schools around the state.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 5.4% of the Fund’s total assets (5.4% of net assets) at the end of this reporting period. The Fund’s single Puerto Rico “tobacco bond” – which represents less than 1% of both total and net assets – was excluded from this figure, as it is backed by proceeds from the tobacco Master Settlement Agreement (MSA).

The Fund’s Puerto Rico holdings, all of which are insured or pre-refunded, include G.O. debt and securities from many different sectors. In a pre-refunding, a municipality issues a new bond, the proceeds of which are escrowed in U.S. Treasury bonds and earmarked to pay off a previously issued bond. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund.

As of November 30, 2015, 5.0% of the Fund’s total assets (5.1% of net assets) continued to be invested in the higher education sector, with one holding issued in Puerto Rico. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

The sales tax revenue sector represented 3.9% of the Fund’s total assets (3.9% of net assets) as of November 30, 2015. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue.

Tax increment financing (TIF) bonds constituted 3.6% of the Fund’s total assets (3.7% of net assets) on November 30, 2015. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance.

6      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

The Rochester Portfolio Management Team

Dan Loughran, CFA	Scott Cottier, CFA	Troy Willis, JD, CFA	Mark DeMitry, CFA
Team Leader and	Senior Portfolio	Senior Portfolio	Senior Portfolio
Senior Portfolio	Manager	Manager	Manager
Manager

Michael Camarella, CFA Senior Portfolio Manager	Charlie Pulire, CFA Senior Portfolio Manager	Elizabeth Mossow, CFA Associate Portfolio Manager

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

7      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

The Rochester Credit Research Team

Rich Stein, CFA	Chris Weiler, CFA	Bob Bertucci, CFA	Angela Uttaro
Director of Credit Research	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst

Matt Torpey, CFA	René Vecka, CFA	Jon Hagen, CFA	Alen Kreso, CFA
Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst

Chris Meteyer, CFA	Clara Sanguinetti	Chad Osterhout
Credit Analyst	Credit Analyst	Credit Analyst

8      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 2 years or less for its portfolio. Additionally, during this reporting period, as it has since its inception, the Fund limited the average stated maturity of its portfolio to 5 years or less. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

9      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES
General Obligation	29.1%
Municipal Leases	11.3
Hospital/Healthcare	10.0
Education	6.9
Higher Education	5.0
Sales Tax Revenue	3.9
Tax Increment Financing (TIF)	3.6
Government Appropriation	2.9
Water Utilities	2.9
Electric Utilities	2.5

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2015, and are based on total assets. See Note 2 of the accompanying Notes to Financial Statements.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	1.6%	0.4%	2.0%
AA	61.2	—	61.2
A	20.9	4.4	25.3
BBB	4.9	1.7	6.6
BB or lower	4.3	0.6	4.9
Total	92.9%	7.1%	100.0%

The percentages above are based on the market value of the securities as of November 30, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

10      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 11/30/15

	Without Sales Charge	With Sales Charge
Class A	1.93%	1.88%
Class C	1.23	N/A
Class Y	2.15	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 11/30/15
Class A	1.41%
Class C	0.70
Class Y	1.69

TAXABLE EQUIVALENT YIELDS

As of 11/30/15
Class A	2.49%
Class C	1.24
Class Y	2.99

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/15

	Inception Date	6-Month	1-Year	Since Inception
Class A (ORSTX)	12/6/10	0.97%	1.40%	2.51%
Class C (ORSCX)	12/6/10	0.59	0.64	1.73
Class Y (ORSYX)	12/6/10	1.09	1.65	2.76
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/15
	Inception Date	6-Month	1-Year	Since Inception
Class A (ORSTX)	12/6/10	-1.31%	-0.88%	2.05%
Class C (ORSCX)	12/6/10	-0.41	-0.36	1.73
Class Y (ORSYX)	12/6/10	1.09	1.65	2.76

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares.

11      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

The Fund’s performance is compared to the performance of the Barclays 1-Year Municipal Bond Index, an unmanaged index of fixed rate, investment-grade, tax-exempt bonds municipal bonds. The index is the 1-year (1-2) component of the Barclays Municipal Bond Index, itself a measure of the general municipal bond market. The index is unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.0060 for the 28-day accrual period ended November 24, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on November 24, 2015; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0038 and $0.0067, respectively, for the 28-day accrual period ended November 24, 2015, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended November 30, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s Short Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The calculation included 102 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market

12      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast. The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

13      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Actual	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During 6 Months Ended November 30, 2015
Class A	$1,000.00	$1,009.70	$4.23
Class C	1,000.00	1,005.90	8.01
Class Y	1,000.00	1,010.90	2.97

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.80	4.25
Class C	1,000.00	1,017.05	8.05
Class Y	1,000.00	1,022.05	2.99

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 30, 2015 are as follows:

Class	Expense Ratios
Class A	0.84%
Class C	1.59
Class Y	0.59

15      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS November 30, 2015 Unaudited

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Municipal Bonds and Notes—96.9%
Alabama—3.1%
$ 310,000	AL Public Hsg. Authority, Series B	4.450%	01/01/2024	01/01/2016	A	$310,573

25,000	AL Water Pollution Control Authority (Revolving Fund)	4.000	08/15/2018	02/15/2016	A	25,180

5,045,000	Jefferson County, AL GO	5.000	04/01/2023	12/31/2015	A	5,046,261

75,000	Jefferson County, AL GO	5.000	04/01/2018	12/31/2015	A	75,089

655,000	Jefferson County, AL GO	5.250	04/01/2017	12/31/2015	A	655,806

375,000	Jefferson County, AL Limited Obligation School Warrant	5.500	01/01/2022	01/01/2016	A	377,186

3,335,000	Jefferson County, AL Limited Obligation School Warrant	5.500	01/01/2021	01/01/2016	A	3,354,443

150,000	Jefferson County, AL Limited Obligation School Warrant	4.750	01/01/2025	01/01/2016	A	150,875

30,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2023	01/01/2016	A	30,175

765,000	Jefferson County, AL Limited Obligation School Warrant	5.000	01/01/2024	01/01/2016	A	769,460

1,200,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2019	01/01/2016	A	1,206,996

1,720,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2018	01/01/2016	A	1,730,028

180,000	Jefferson County, AL Limited Obligation School Warrant	4.750	01/01/2025	01/01/2016	A	181,049

80,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2017	01/01/2016	A	80,466

1,700,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2016	12/31/2015	A	1,709,911

135,000	Jefferson County, AL Limited Obligation School Warrant	5.500	02/15/2016	12/31/2015	A	135,787

2,250,000	Jefferson County, AL Limited Obligation School Warrant	5.500	01/01/2021	01/01/2016	A	2,263,118

570,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2020	01/01/2016	A	573,323

2,890,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2019	01/01/2016	A	2,906,849

170,000	Jefferson County, AL School Warrants	5.500	02/15/2020	12/31/2015	A	170,542

						21,753,117

Arizona—4.7%
3,000,000	AZ Sports & Tourism Authority (Professional Baseball Training Facilities)	5.000	07/01/2016	07/01/2016		3,054,960

3,445,000	Mohave County, AZ IDA (Mohave Prison)	7.500	05/01/2019	12/02/2017	B	3,752,501

17,220,000	Phoenix, AZ IDA (Rowan University) SPEARS	0.200	06/01/2042	12/07/2015	A	17,220,000

8,125,000	Pima County, AZ IDA Floaters	0.290 [1]	03/01/2030	12/07/2015	A	8,125,000

20,000	Surprise, AZ Municipal Property Corp.	4.700	04/01/2022	04/01/2016	A	20,271

1,160,000	Yavapai County, AZ IDA (Arizona Agribusiness and Equine Center)	3.900	09/01/2024	11/14/2021	B	1,177,133

						33,349,865

16      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Arkansas—0.0%
$ 25,000	AR Devel. Finance Authority (Arkansas Enterprises for the Developmentally Disabled)	5.250%	11/01/2019	12/31/2015	A	$25,103

10,000	AR Devel. Financing Authority Tobacco Settlement (Biosciences Institute College)	5.500	12/01/2016	12/16/2015	A	10,002

						35,105

California—16.3%
130,000	Alameda Contra Costa, CA Transit District COP	4.750	08/01/2017	02/04/2017	B	134,853

12,965,000	Alhambra, CA COP (Police Facilities)	6.750	09/01/2023	07/06/2020	B	15,046,401

1,160,000	Anaheim, CA Public Financing Authority	6.000	09/01/2016	09/01/2016		1,202,560

25,000	Antelope Valley, CA Healthcare District[2]	5.200	01/01/2017	01/01/2016	A	25,103

20,000	Barstow, CA Redevel. Agency	4.700	09/01/2022	12/31/2015	A	20,061

450,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2022	09/01/2022		498,816

475,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2023	09/01/2023		528,665

50,000	Berkeley, CA Community Facilities District Special Tax (Disaster Fire Protection)	4.500	09/01/2017	03/01/2016	A	50,453

50,000	Bonny Doon, CA Union Elementary School District	4.625	06/01/2016	12/31/2015	A	50,175

75,000	CA College of the Sequoias Community College District COP	4.750	05/01/2026	12/31/2015	A	75,220

65,000	CA County Tobacco Securitization Agency	4.250	06/01/2021	01/05/2019	B	65,001

100,000	CA County Tobacco Securitization Agency (TASC)	5.750	06/01/2029	12/31/2015	A	100,017

55,000	CA Dept. of Transportation COP	5.250	03/01/2016	12/31/2015	A	55,238

5,000	CA Educational Facilities Authority (California Western School of Law)	5.000	10/01/2018	12/31/2015	A	5,019

10,000	CA GO	4.750	02/01/2016	12/31/2015	A	10,038

10,000	CA GO	5.750	11/01/2017	05/01/2016	A	10,232

20,000	CA GO	5.250	10/01/2016	04/01/2016	A	20,339

5,000	CA GO	4.750	02/01/2018	12/31/2015	A	5,019

25,000	CA Municipal Finance Authority Charter School (John Adams Academics)	5.400	10/01/2016	10/01/2016		25,010

8,390,000	CA Public Works	6.500	09/01/2017	03/08/2017	B	8,968,658

150,000	CA Public Works (California Community Colleges)	4.875	12/01/2017	12/31/2015	A	150,546

25,000	CA Public Works (California Community Colleges)	4.750	12/01/2015	12/01/2015		25,003

100,000	CA Public Works (California Community Colleges)	5.250	09/01/2019	12/31/2015	A	100,408

75,000	CA Public Works (California Community Colleges)	5.250	12/01/2016	12/31/2015	A	75,312

17      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

California (Continued)

$ 20,000	CA Public Works (California Community Colleges)	4.875%	12/01/2018	12/31/2015	A	$20,073

15,000	CA Public Works (California Community Colleges)	4.750	12/01/2015	12/01/2015		15,002

25,000	CA Public Works (Dept. of Corrections)	5.500	10/01/2019	12/31/2015	A	25,107

20,000	CA Public Works (Dept. of Forestry)	4.875	10/01/2018	12/31/2015	A	20,076

100,000	CA Public Works (Dept. of Youth Authority)	5.500	10/01/2017	12/31/2015	A	100,435

35,000	CA Public Works (Dept. of Youth Authority)	4.700	12/01/2016	12/31/2015	A	35,127

45,000	CA Public Works (State Universities)[2]	5.500	12/01/2018	12/24/2015	A	45,197

50,000	CA Public Works (Various Community Colleges)	4.875	12/01/2018	12/31/2015	A	50,182

550,000	CA Public Works (Various Community Colleges)	5.625	03/01/2019	12/31/2015	A	557,430

10,000	CA Public Works (Various Community Colleges)	5.625	03/01/2016	12/31/2015	A	10,045

725,000	CA Statewide CDA (588 Charleston Project)	5.000	11/01/2019	05/25/2018	B	780,448

2,000,000	CA Statewide CDA (Bakersfield Reassessment District)	5.000	09/02/2022	07/03/2020	B	2,190,320

9,760,000	CA Statewide CDA (Cottage Health System) Floaters	0.220 [1]	11/01/2043	12/07/2015	A	9,760,000

5,000	CA Statewide CDA (Del Norte Clinics)	4.650	12/01/2018	12/31/2015	A	5,018

20,000	CA Statewide CDA Water & Wastewater	4.900	10/01/2018	12/31/2015	A	20,077

15,000	CA Statewide CDA Water & Wastewater	4.500	10/01/2023	12/31/2015	A	15,033

10,000	CA Statewide CDA Water & Wastewater	4.900	10/01/2017	12/31/2015	A	10,039

20,000	CA Water Resource Devel. GO, Series L	4.500	08/01/2016	12/31/2015	A	20,071

5,000	CA Water Resource Devel. GO, Series L	4.500	08/01/2018	12/31/2015	A	5,017

25,000	CA Water Resource Devel. GO, Series M	4.000	10/01/2018	12/31/2015	A	25,077

30,000	CA Water Resource Devel. GO, Series N	5.500	06/01/2016	12/31/2015	A	30,136

40,000	CA Water Resource Devel. GO, Series Q	4.750	03/01/2018	12/31/2015	A	40,153

35,000	CA Water Resource Devel. GO, Series Q	4.750	03/01/2021	12/31/2015	A	35,131

15,000	CA Y/S School Facilities Financing Authority (Chula Vista Elementary School)	4.900	09/01/2018	12/31/2015	A	15,168

80,000	Castaic, CA Union School District	3.892 [3]	05/01/2018	06/08/2017	B	73,230

405,000	Cerritos, CA Public Financing Authority	5.000	11/01/2018	11/01/2017	A	442,130

55,000	Chico, CA Public Financing Authority	4.875	04/01/2017	12/31/2015	A	55,176

10,000	Clovis, CA Public Financing Authority (Refuse Landfill)	5.000	09/01/2018	12/31/2015	A	10,023

250,000	Compton, CA Unified School District	3.000 [3]	06/01/2016	06/01/2016		249,132

10,000	Coronado, CA Community Devel. Agency Tax Allocation	4.250	09/01/2017	12/31/2015	A	10,025

18      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

California (Continued)

$ 200,000	Duarte, CA Redevel. Agency Tax Allocation	4.000%	10/01/2016	12/31/2015	A	$204,546

3,000,000	Eureka, CA Union School District	3.358 [3]	08/01/2018	08/24/2017	B	2,757,750

65,000	Fontana, CA Redevel. Agency (Jurupa Hills)	5.500	10/01/2017	04/01/2016	A	66,071

240,000	Fontana, CA Redevel. Agency (Southwest Industrial Park)	4.750	09/01/2026	12/31/2015	A	240,871

300,000	Fresno, CA GO	4.600	08/15/2016	12/31/2015	A	300,606

90,000	Fresno, CA Joint Powers Financing Authority	4.750	04/01/2023	04/01/2018	A	92,403

3,845,000	Fresno, CA Sewer System	5.250	09/01/2019	09/15/2017	B	4,116,611

4,545,000	Fullerton, CA Public Financing Authority	5.000	09/01/2024	03/01/2016	A	4,594,768

580,000	Imperial, CA PFA (Wastewater Facility)	5.000	10/15/2019	10/15/2019		650,035

610,000	Imperial, CA PFA (Wastewater Facility)	5.000	10/15/2020	10/15/2020		695,022

845,000	Imperial, CA PFA (Water Facility)	5.000	10/15/2019	10/15/2019		947,034

885,000	Imperial, CA PFA (Water Facility)	5.000	10/15/2020	10/15/2020		1,008,351

180,000	Lancaster, CA Redevel. Agency Tax Allocation (Sheriffs Facility)	5.250	12/01/2016	12/31/2015	A	180,673

105,000	Lincoln, CA Public Financing Authority	4.250	08/01/2017	12/31/2015	A	105,250

10,000	Lodi, CA Wastewater System	4.750	10/01/2024	12/31/2015	A	10,017

8,945,000	Los Angeles County, CA Community Devel. Properties	0.290 [1]	09/01/2042	12/07/2015	A	8,945,000

25,000	Los Angeles, CA State Building Authority	5.500	10/01/2016	12/31/2015	A	25,105

60,000	Madera County, CA COP (Valley Children’s Hospital)	4.750	03/15/2018	12/31/2015	A	60,199

25,000	Merced, CA Redevel. Agency Tax Allocation	4.750	12/01/2015	12/01/2015	A	25,002

70,000	Metropolitan Water District of Southern California Linked SAVRS & RIBS	5.750	08/10/2018	10/12/2017	B	75,533

30,000	Modesto, CA COP (Golf Course)	5.000	11/01/2023	08/04/2020	B	32,194

2,500,000	Natomas, CA Unified School District	5.950	09/01/2021	04/14/2018	B	2,730,150

1,000,000	Northern, CA Inyo County Local Hospital District	6.000	12/01/2021	05/26/2019	A	1,112,750

185,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500	09/02/2020	03/02/2016	A	187,880

7,115,000	Orange County, CA COP (Civic Center Facilities)[2]	3.338 [3]	12/01/2018	06/01/2017	B	6,257,429

50,000	Orinda, CA Union School District	4.700	10/15/2019	12/31/2015	A	50,179

1,115,000	Pasadena, CA COP (Old Pasadena Parking Facility)	6.250	01/01/2018	01/15/2017	B	1,174,719

30,000	Redding, CA Joint Powers Financing Authority	4.000	03/01/2017	12/31/2015	A	30,055

50,000	Redding, CA Redevel. Agency Tax Allocation (Canby-Hilltop-Cyprus Redevel.)	4.625	09/01/2017	12/31/2015	A	50,143

2,165,000	Riverbank, CA Elementary School District	3.620 [3]	08/01/2018	09/03/2017	B	1,997,104

19      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

California (Continued)

$ 695,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000%	09/01/2020	09/01/2020		$779,540

630,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2018	09/01/2018		684,596

665,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2019	09/01/2019		735,823

115,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000	09/02/2018	09/02/2018		124,328

125,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000	09/02/2020	09/02/2020		139,611

120,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000	09/02/2019	09/02/2019		131,873

335,000	Riverside County, CA Redevel. Agency (215 Corridor Redevel.)[2]	6.500	12/01/2021	03/02/2019	B	358,045

70,000	Robla, CA School District	4.000	08/01/2016	12/31/2015	A	70,209

20,000	Rocklin, CA COP (Police Facilities)	4.100	09/01/2017	12/31/2015	A	20,059

265,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2016	02/15/2016		267,343

6,035,000	Sacramento, CA City Financing Authority	5.400	11/01/2020	12/10/2018	B	6,636,750

65,000	Saddleback Valley, CA Unified School District	5.650	09/01/2017	12/31/2015	A	65,293

730,000	San Bernardino County, CA COP (Medical Center Financing)	5.500	08/01/2017	02/04/2017	B	762,376

100,000	San Bernardino County, CA Flood Control District	4.000	08/01/2016	12/31/2015	A	100,289

50,000	San Bernardino County, CA Flood Control District	4.500	08/01/2019	12/31/2015	A	50,172

25,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2018	10/01/2018		27,780

150,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2017	10/01/2017		161,840

5,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2016	10/01/2016		5,197

35,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2017	10/01/2017		37,763

530,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2021	09/01/2021		603,405

50,000	San Francisco, CA City & County, COP (30 Van Ness Avenue)	4.700	09/01/2019	12/31/2015	A	50,185

130,000	San Francisco, CA City & County, COP (30 Van Ness Avenue)	4.600	09/01/2018	12/31/2015	A	130,476

1,545,000	San Jose, CA Redevel. Agency	5.000	08/01/2026	08/01/2017	A	1,634,610

10,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	4.750	08/01/2019	12/31/2015	A	10,024

45,000	San Rafael, CA Redevel. Agency Tax Allocation (Central San Rafael Redevel.)	4.500	12/01/2018	12/31/2015	A	45,160

20      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

California (Continued)

$ 25,000	Santa Barbara, CA Redevel. Agency (Central City)	4.900%	03/01/2017	12/31/2015	A	$25,081

300,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2019	11/15/2019		333,783

365,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2021	11/15/2021		415,600

605,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2020	11/15/2020		683,178

100,000	Santa Fe Springs, CA Community Devel. Commission	4.750	09/01/2022	12/31/2015	A	100,233

50,000	Santa Fe Springs, CA Community Devel. Commission	4.375	09/01/2016	12/31/2015	A	50,165

75,000	Santa Fe Springs, CA Community Devel. Commission	4.500	09/01/2017	12/31/2015	A	75,229

130,000	Sante Fe Springs, CA Community Devel. Commission	4.600	09/01/2018	12/31/2015	A	130,376

50,000	Sante Fe Springs, CA Community Devel. Commission	4.600	09/01/2019	12/31/2015	A	50,136

255,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2021	09/01/2021		290,318

380,000	Southern CA Tobacco Securitization Authority	4.750	06/01/2025	12/31/2015	A	380,042

25,000	Stockton, CA Public Financing Authority (Parking)	4.500	09/01/2016	09/01/2016		24,922

65,000	Temecula, CA Redevel. Agency	4.900	08/01/2016	12/31/2015	A	65,170

1,067,000	Vallejo, CA Sanitation & Flood Control District	5.000	07/01/2019	01/22/2018	B	1,125,610

230,000	Vernon, CA Electric System	5.125	08/01/2021	08/30/2018	C	253,748

520,000	Vernon, CA Electric System	5.125	08/01/2021	09/06/2018	A	574,033

200,000	West Kern County, CA Water District	4.200	06/01/2018	12/31/2015	A	200,638

250,000	Westlands, CA Water District	5.000	09/01/2021	09/01/2021		295,023

250,000	Westlands, CA Water District	5.000	09/01/2022	09/01/2022		299,238

13,630,000	Whittier, CA Health Facilities (PIH/IC/IMC/DRMCH Obligated Group)	4.900	06/01/2026	06/17/2020	A	15,125,756

						114,772,701

Colorado—1.2%
25,000	Adams County, CO Pollution Control (Public Service Company of Colorado)	4.375	09/01/2017	12/31/2015	A	25,083

940,000	CO Health Facilities Authority (Evangelical Lutheran Good Samaritan/Good Samaritan Society HCBS Obligated Group)	5.250	06/01/2022	06/01/2016	A	957,888

2,320,000	CO Health Facilities Authority (Evangelical Lutheran Good Samaritan/Good Samaritan Society HCBS Obligated Group)	5.250	06/01/2022	06/01/2016	A	2,377,235

5,000	CO Water Resources & Power Devel. Authority	4.000	11/01/2017	12/31/2015	A	5,014

1,105,000	Larimer County, CO School District No. R-001 Poudre	7.000	12/15/2016	06/25/2016	B	1,139,067

21      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Colorado (Continued)

$ 480,000	Larimer County, CO School District No. R-001 Poudre	7.000%	12/15/2016	06/25/2016	B	$494,799

2,940,000	Public Authority for CO (Natural Gas Energy)	5.750	11/15/2018	12/11/2017	B	3,174,994

5,000	Weld County, CO School District RE002	5.000	12/01/2021	12/31/2015	A	5,020

						8,179,100

Connecticut—0.0%
25,000	Winchester, CT GO	4.500	06/01/2019	12/31/2015	A	25,078

District of Columbia—0.1%
625,000	District of Columbia (Kipp Charter School)	5.000	07/01/2023	07/01/2023		714,119

120,000	District of Columbia Tobacco Settlement Financing Corp.	6.250	05/15/2024	12/31/2015	A	120,018

						834,137

Florida—1.1%
210,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)	5.500	10/01/2022	12/24/2019	B	224,263

225,000	Bonaventure, FL Devel. District Special Assessment	5.125	11/01/2022	12/31/2015	A	225,484

200,000	Brevard County, FL Industrial Devel. Revenue (TUFF Florida Tech)	6.000	11/01/2019	07/25/2018	B	210,244

45,000	Celebration, FL Community Devel. District	5.125	05/01/2020	12/31/2015	A	45,118

50,000	Fishhawk, FL Community Devel. District	5.250	05/01/2018	12/31/2015	A	50,122

100,000	FL Capital Projects Financing Authority (Florida Universities Student Hsg.)	5.125	10/01/2021	04/24/2020	B	99,731

15,000	FL Dept. of General Services	4.750	09/01/2018	12/31/2015	A	15,057

10,000	FL Dept. of General Services	4.500	09/01/2019	12/31/2015	A	10,035

5,000	FL Education System (State of Florida University Hsg. Facility)	4.500	07/01/2019	01/01/2016	A	5,018

10,000	FL Municipal Loan Council	5.250	12/01/2015	12/01/2015		10,001

10,000	FL Municipal Loan Council	4.750	11/01/2021	12/31/2015	A	10,022

75,000	FL State Education System (State of Florida University Hsg.)	5.000	07/01/2019	01/01/2016	A	76,056

25,000	FL Water Pollution Control	4.875	01/15/2017	12/31/2015	A	25,098

55,000	Flagler County, FL School District	5.000	08/01/2018	12/31/2015	A	55,212

50,000	Hernando County, FL School Board	4.875	12/01/2018	12/31/2015	A	50,106

1,000,000	Highlands County, FL School Board	4.000	03/01/2021	09/01/2016	A	1,027,190

130,000	Indian River County, FL Revenue (Spring Training Facility)	5.250	04/01/2017	12/31/2015	A	130,558

3,555,000	Lakeland, FL Hospital System (Lakeland Regional Medical Center/Lakeland Regional Hospital System Obligated Group)	5.000	11/15/2023	11/15/2016	A	3,693,254

10,000	Manatee County, FL School District	4.000	10/01/2017	12/31/2015	A	10,024

50,000	Marion County, FL GO	4.625	08/01/2017	12/31/2015	A	50,183

22      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Florida (Continued)

$ 350,000	Miami, FL (Homeland Defense/Neighborhood)	4.800%	01/01/2020	01/01/2016	A	$351,078

105,000	Miami-Dade County, FL Solid Waste	5.000	10/01/2019	12/31/2015	A	105,421

255,000	Miami-Dade County, FL Solid Waste	4.750	10/01/2018	12/31/2015	A	255,969

55,000	Miami-Dade County, FL Solid Waste	5.000	10/01/2018	12/31/2015	A	55,221

365,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)	6.125	09/15/2021	06/29/2019	B	394,722

50,000	Port St. Lucie, FL Community Redevel. Agency	4.250	01/01/2023	01/01/2016	A	50,032

5,000	Port St. Lucie, FL COP (Public Buildings Project)	4.250	09/01/2023	12/31/2015	A	5,007

10,000	St. Johns County, FL Ponte Vedra Utility System	4.000	10/01/2017	12/31/2015	A	10,021

25,000	Sunrise, FL Special Tax District No. 1	4.875	10/01/2018	12/31/2015	A	25,096

310,000	Sunrise, FL Special Tax District No. 1	4.800	10/01/2017	12/31/2015	A	311,169

						7,586,512

Georgia—0.6%
100,000	Atlanta & Fulton County, GA Recreation Authority	4.250	12/01/2023	12/31/2015	A	100,316

1,085,000	Atlanta, GA Tax Allocation (Eastside)	5.400	01/01/2020	01/01/2016	A	1,089,058

65,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2023	12/31/2015	A	65,250

45,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2018	12/22/2015	A	45,175

575,000	GA Private Colleges & University Authority (Mercer University)	5.000	10/01/2020	10/01/2020		659,048

280,000	GA Private Colleges & University Authority (Spelman College)	5.250	06/01/2021	12/31/2015	A	281,153

500,000	Gilmer County, GA GO	5.000	04/01/2020	04/01/2017	A	529,195

5,000	Gwinett County, GA Hospital Authority	4.500	10/01/2024	12/31/2015	A	5,017

850,000	Houston County, GA Hospital Authority (Houston Heart Institute)	5.250	10/01/2016	10/01/2016		881,229

555,000	Metropolitan Atlanta, GA Rapid Transit Authority	6.250	07/01/2020	12/09/2017	B	606,249

						4,261,690

Idaho—0.1%
500,000	ID Health Facilities Authority (Partners in Healthcare)	2.500	05/01/2017	05/01/2017		499,515

Illinois—22.5%
8,500,000	Centerpoint, IL Intermodal Center Program	3.690 [1]	06/15/2023	12/16/2015	A	8,500,000

1,800,000	Chicago, IL Board of Education	5.000	12/01/2025	12/01/2016	A	1,822,302

500,000	Chicago, IL Board of Education	5.000	12/01/2015	12/01/2015		500,055

50,000	Chicago, IL Board of Education	5.000	12/01/2016	12/31/2015	A	50,401

325,000	Chicago, IL Board of Education	5.000	12/01/2018	12/01/2016	A	331,406

600,000	Chicago, IL Board of Education	5.000	12/01/2021	12/01/2016	A	610,632

760,000	Chicago, IL Board of Education	5.000	12/01/2023	12/01/2016	A	770,762

100,000	Chicago, IL Board of Education	5.250	12/01/2018	12/31/2015	A	100,317

23      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Illinois (Continued)

$ 50,000	Chicago, IL Board of Education	5.000%	12/01/2016	12/31/2015	A	$50,607

5,000,000	Chicago, IL Board of Education	5.000	12/01/2021	12/01/2017	A	5,141,900

100,000	Chicago, IL Board of Education	5.000	12/01/2022	12/01/2017	A	102,585

610,000	Chicago, IL Board of Education	5.250	12/01/2020	12/31/2015	A	611,952

555,000	Chicago, IL Board of Education	5.000	12/01/2021	12/31/2015	A	556,748

18,475,000	Chicago, IL Board of Education	6.000	01/01/2020	07/28/2018	B	19,966,302

400,000	Chicago, IL Board of Education (School Reform)	2.350 [3]	12/01/2016	12/01/2016		386,440

130,000	Chicago, IL Board of Education (School Reform)	2.165 [3]	12/01/2015	12/01/2015		129,992

80,000	Chicago, IL Building Acquisition COP	5.400	01/01/2019	01/01/2016	A	80,314

1,230,000	Chicago, IL Building Acquisition COP	5.400	01/01/2018	01/01/2016	A	1,234,932

100,000	Chicago, IL GO	5.000	01/01/2020	01/01/2016	A	100,379

11,835,000	Chicago, IL GO	5.000	01/01/2019	01/01/2016	A	11,866,126

5,000	Chicago, IL GO	4.250	01/01/2025	01/01/2016	A	5,002

195,000	Chicago, IL GO	5.000	01/01/2021	01/01/2016	A	195,739

275,000	Chicago, IL GO	5.250	01/01/2024	01/01/2018	A	285,436

25,000	Chicago, IL GO	5.300 [4]	01/01/2016	01/01/2016		25,069

200,000	Chicago, IL GO	5.000	01/01/2018	01/01/2016	A	200,758

1,105,000	Chicago, IL GO	5.000	01/01/2018	01/01/2017	A	1,130,437

1,515,000	Chicago, IL GO	5.000	01/01/2026	01/01/2016	A	1,530,923

1,000,000	Chicago, IL GO	5.000	01/01/2022	01/01/2018	A	1,032,750

295,000	Chicago, IL GO	5.000	01/01/2023	01/01/2016	A	295,678

300,000	Chicago, IL GO	5.000	01/01/2022	01/01/2016	A	303,153

350,000	Chicago, IL GO	5.000	01/01/2024	01/01/2016	A	353,678

1,950,000	Chicago, IL GO	5.000	01/01/2025	01/01/2016	A	1,959,516

4,925,000	Chicago, IL GO	5.000	01/01/2021	01/01/2016	A	4,976,762

25,000	Chicago, IL GO	5.000	01/01/2020	01/01/2016	A	25,263

250,000	Chicago, IL GO	5.000	01/01/2026	01/01/2016	A	250,977

4,075,000	Chicago, IL GO	5.000	01/01/2024	01/01/2016	A	4,084,413

2,000,000	Chicago, IL GO	5.000	12/01/2024	12/01/2016	A	2,041,420

100,000	Chicago, IL GO	5.000	12/01/2021	12/01/2016	A	102,041

100,000	Chicago, IL O’Hare International Airport	5.000	01/01/2020	01/01/2017	A	104,588

2,185,000	Chicago, IL Public Building Commission (Chicago School Reform)	5.250	12/01/2016	12/01/2016		2,239,712

150,000	Chicago, IL Sales Tax	5.000	01/01/2024	01/01/2016	A	152,420

170,000	Chicago, IL Sales Tax	5.000	01/01/2022	01/01/2016	A	172,742

100,000	Chicago, IL Sales Tax	5.000	01/01/2019	01/01/2016	A	101,613

110,000	Chicago, IL State University (Auxiliary Facilities System)[2]	5.000	12/01/2018	12/24/2015	A	110,459

250,000	Chicago, IL Transit Authority Capital Grant Receipts	5.000	06/01/2016	06/01/2016		255,108

250,000	Chicago, IL Waterworks	5.000	11/01/2024	11/01/2016	A	257,763

190,000	Chicago, IL Waterworks	5.000	11/01/2023	11/01/2016	A	196,078

975,000	Cook County, IL GO	5.000	11/15/2026	05/15/2016	A	989,703

4,350,000	Cook County, IL GO	5.000	11/15/2019	05/15/2016	A	4,425,908

80,000	East Dundee, IL Tax Increment (Route 25 South Redevel.)[2]	5.250	12/01/2022	12/01/2021	A	80,978

24      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Illinois (Continued)

$ 105,000	Eastern Illinois University (Auxiliary Facilities System)	4.125%	04/01/2022	12/31/2015	A	$105,245

10,000	Eastern Illinois University (Auxiliary Facilities System)	3.850	04/01/2017	12/31/2015	A	10,025

25,000	Forest Park, IL GO	4.850	12/01/2016	12/31/2015	A	25,097

500,000	Grundy & Kendall Counties, IL Consolidated School District No. 60-c	4.250	02/01/2026	02/01/2016	A	501,965

885,000	Grundy & Kendall Counties, IL Consolidated School District No. 60-c	4.200	02/01/2024	02/01/2016	A	888,655

325,000	IL Civic Center	5.000	12/15/2015	12/15/2015		325,676

50,000	IL Civic Center	5.500	12/15/2015	12/15/2015		50,114

1,565,000	IL Civic Center[2]	6.250	12/15/2020	08/21/2018	B	1,699,793

15,000	IL COP	6.375	07/01/2017	01/01/2016	A	15,040

5,000	IL COP	5.800	07/01/2017	01/01/2016	A	5,013

17,050,000	IL Finance Authority (Centegra Health System) SPEARS	0.310 [1]	09/01/2038	12/07/2015	A	17,050,000

1,540,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000	07/01/2021	07/01/2021		1,724,646

1,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000	07/01/2023	07/01/2023		1,129,720

1,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000	07/01/2022	07/01/2022		1,125,710

30,000	IL GO	5.000	06/01/2019	12/31/2015	A	30,108

70,000	IL GO	5.000	09/01/2023	12/31/2015	A	70,262

150,000	IL GO	5.000	04/01/2021	12/31/2015	A	150,486

65,000	IL GO	5.000	10/01/2016	12/31/2015	A	65,203

30,000	IL GO	5.000	03/01/2018	12/31/2015	A	30,094

145,000	IL GO	5.000	03/01/2022	12/31/2015	A	145,454

4,200,000	IL GO	5.000	10/01/2017	12/31/2015	A	4,213,146

1,150,000	IL GO	5.000	03/01/2019	12/31/2015	A	1,153,600

25,000	IL GO	5.000	10/01/2018	12/31/2015	A	25,078

555,000	IL GO	5.000	10/01/2019	12/31/2015	A	556,798

25,000	IL GO	5.000	09/01/2019	12/31/2015	A	25,078

260,000	IL GO	5.000	11/01/2023	12/31/2015	A	260,842

4,000,000	IL GO	5.000	11/01/2026	12/31/2015	A	4,012,960

50,000	IL GO	5.000	09/01/2026	12/31/2015	A	50,180

13,330,000	IL GO SPEARS	0.310 [1]	07/01/2031	12/07/2015	A	13,330,000

20,000	IL Health Facilities Authority (Michael Reese Hospital & Medical Center)	7.600	02/15/2019	01/31/2016	A	22,190

35,000	IL Hsg. Devel. Authority (Homeowner Mtg.)	3.625	08/01/2016	08/01/2016		35,487

150,000	IL Medical District COP	5.000	06/01/2022	12/31/2015	A	150,195

2,795,000	IL Regional Transportation Authority	5.000	07/01/2022	07/01/2016	A	2,866,887

540,000	Kane & DeKalb Counties, IL Community Unit School District No. 302	5.500	02/01/2024	02/01/2016	A	544,763

580,000	Kankakee & Will Counties, IL Community Unit School District No. 5	4.125	12/01/2024	06/01/2017	A	598,891

630,000	Kankakee & Will Counties, IL Community Unit School District No. 5	4.125	12/01/2026	06/01/2017	A	648,906

25      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Illinois (Continued)

$ 4,000,000	Kendall County, IL Forest Preserve District	5.250%	01/01/2023	01/01/2018	A	$4,294,880

10,000,000	Kendall Kane & Will Counties, IL Community Unit School District No. 308	5.000	02/01/2026	02/01/2017	A	10,431,100

190,000	La Salle & DeKalb Counties, IL Community Unit School District No. 1[2]	4.100	12/30/2017	04/03/2017	B	196,739

45,000	Lake County, IL School District No. 38 (Big Hallow)	3.500 [3]	02/01/2017	02/01/2017		44,220

500,000	Lansing, IL GO	4.000	03/01/2018	03/01/2018		528,770

1,000,000	Lemont, IL GO	4.850	12/01/2016	12/31/2015	A	1,003,580

310,000	Matteson, IL Waterworks	4.000	12/01/2019	12/31/2015	A	310,226

65,000	Ogle Lee & De Kalb Counties, IL Townships High School District No. 212	5.000	12/01/2020	12/01/2015	A	65,008

225,000	Riverdale, IL GO	4.500	01/01/2017	01/01/2016	A	225,603

150,000	Riverdale, IL GO	4.800	01/01/2023	01/01/2016	A	150,219

605,000	Saint Clair County, IL School District No. 189 East Saint Louis	3.000	01/01/2016	01/01/2016		604,274

300,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.100	01/01/2020	01/01/2020		293,133

100,000	Southwestern IL Devel. Authority (Belleville Township)	4.000	10/01/2018	12/31/2015	A	100,222

280,000	Southwestern, IL Devel. Authority (Granite City)	5.250	03/01/2023	11/12/2016	A	291,564

1,020,000	University of Illinois Board of Trustees COP	5.250	10/01/2026	10/01/2017	A	1,094,113

2,110,000	University of Illinois Board of Trustees COP	5.250	10/01/2022	10/01/2017	A	2,270,128

370,000	University Park IL (Village of University Park Illinois)	4.100	12/01/2017	12/31/2015	A	371,103

385,000	University Park IL (Village of University Park Illinois)	4.200	12/01/2018	12/31/2015	A	386,186

280,000	University Park IL (Village of University Park Illinois)	4.250	12/01/2017	12/31/2015	A	280,666

70,000	University Park IL (Village of University Park Illinois)	4.250	12/01/2018	12/31/2015	A	70,147

355,000	Wheaton, IL Park District	4.250	12/30/2025	12/30/2015	A	356,186

350,000	Will & Kendall Counties, IL Community Consolidated School District No. 202	4.250	01/01/2019	07/01/2016	A	357,270

						158,168,883

Indiana—1.3%
20,000	Ball, IN State University (Hsg. & Dining System)	5.000	07/01/2016	01/01/2016	A	20,081

890,000	Gary Chicago, IN International Airport Authority	5.500	02/01/2025	02/01/2019	A	952,638

1,250,000	Hammond, IN Local Public Improvement District	3.250	05/01/2016	01/01/2016	A	1,250,175

1,000,000	Hammond, IN Local Public Improvement District	5.000	02/01/2024	02/01/2018	A	1,040,380

26      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Indiana (Continued)

$ 75,000	IN Municipal Power Agency	5.500%	01/01/2016	01/01/2016		$75,330

3,000,000	Indiana, IN Bond Bank Special Program Floaters	0.350 [1]	04/15/2018	12/07/2015	A	3,000,000

3,000,000	Indianapolis, IN Local Public Improvement Bond Bank (Nos Innovation Partners) PUTTERS	0.290 [1]	02/01/2019	12/07/2015	A	3,000,000

5,000	Rushville, IN Sewer	5.700	01/01/2016	12/31/2015	A	5,023

						9,343,627

Iowa—0.0%
100,000	Coralville, IA GO	3.250	05/01/2016	05/01/2016		100,877

15,000	IA HFA (Multifamily Hsg.)	6.000	04/01/2021	04/01/2016	A	15,174

130,000	Keokuk, IA Hospital Facility (Keokuk Area Hospital)	5.250	12/01/2021	12/31/2015	A	130,472

						246,523

Kansas—0.0%
35,000	Johnson County, KS GO	4.000	09/01/2017	12/31/2015	A	35,107

Kentucky—0.8%
4,500,000	KY Municipal Power Agency	5.000	09/01/2025	09/01/2025		5,314,320

Louisiana—0.6%
1,000,000	LA Public Facilities Authority (Nineteenth Judicial District Court)	4.500	06/01/2021	06/01/2017	A	1,057,250

3,000,000	LA Tobacco Settlement Financing Corp. (TASC)	5.000	05/15/2024	12/31/2015	A	3,006,540

						4,063,790

Maine—0.0%
75,000	ME H&HEFA (FMemH / HDGH / MCOTA / MDIH / PBMC / 75SS Obligated Group)	5.000	07/01/2021	07/01/2016	A	76,949

Maryland—0.1%
105,000	Anne Arundel County, MD GO	5.000	03/01/2016	12/31/2015	A	105,428

225,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	4.400	07/01/2021	01/01/2016	A	225,502

25,000	MD EDC Student Hsg. (University of Maryland College Park)	5.000	06/01/2017	06/01/2016	A	25,582

100,000	Montgomery County, MD Hsg. Opportunities Commission (Single Family Mtg.)	4.050	07/01/2016	01/01/2016	A	100,517

50,000	Prince Georges County, MD IDA (Upper Marlboro Justice)	4.250	06/30/2019	12/31/2015	A	50,161

						507,190

Massachusetts—1.2%
10,000	Clinton, MA GO	4.750	03/15/2017	12/31/2015	A	10,038

15,000	Clinton, MA GO	4.750	03/15/2016	12/31/2015	A	15,057

25,000	Foxborough, MA GO	4.000	06/15/2022	02/01/2016	A	25,162

790,000	MA Bay Transportation Authority	6.200	03/01/2016	03/01/2016		797,544

27      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Massachusetts (Continued)

$ 250,000	MA Devel. Finance Agency (Avon Association)	5.000%	04/01/2018	04/01/2018		$266,260

345,000	MA Devel. Finance Agency (Lawrence General Hospital)	5.000	07/01/2018	07/01/2018		367,936

32,459	MA Devel. Finance Agency (Linden Ponds)	6.250	11/15/2018	05/03/2018	B	32,389

190,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)	4.750	07/01/2022	01/01/2016	A	190,441

180,000	MA H&EFA (UMass Memorial Health Care/UMass Memorial Medical Center Obligated Group)	5.000	07/01/2033	01/01/2016	A	180,526

40,000	MA Ralph C. Mahar Regional School District	4.000	08/01/2019	12/31/2015	A	40,522

50,000	MA Ralph C. Mahar Regional School District	4.000	08/01/2018	12/31/2015	A	50,652

4,000,000	MA School Building Authority	5.000	08/15/2025	08/15/2022	A	4,797,040

1,750,000	MA Special Obligation[5]	1.858	01/01/2018	01/01/2016	A	1,761,235

100,000	MA Special Obligation (Consolidated Loan)[5]	2.744	06/01/2017	12/01/2015	A	102,261

20,000	Revere, MA GO	4.000	06/15/2016	12/31/2015	A	20,059

						8,657,122

Michigan—6.0%
400,000	Allen Park, MI GO	4.000	04/01/2020	12/31/2015	A	400,892

400,000	Charyl Stockwell Academy, MI Public School Academy	4.875	10/01/2023	06/29/2020	B	401,268

455,000	Clare, MI Public Schools	4.000	05/01/2021	05/01/2016	A	459,791

4,000,000	Detroit, MI City School District Floaters	0.260 [1]	05/01/2032	12/07/2015	A	4,000,000

345,000	Detroit, MI Downtown Devel. Authority	4.828 [3]	07/01/2016	07/01/2016		334,201

2,325	Detroit, MI GO	4.000	04/01/2017	04/01/2017		2,309

9,300	Detroit, MI GO	5.250	04/01/2017	12/31/2015	A	9,315

2,325	Detroit, MI GO	5.250	04/01/2019	04/01/2016	A	2,345

674,250	Detroit, MI GO	5.250	04/01/2016	12/31/2015	A	675,666

69,750	Detroit, MI GO	5.000	04/01/2017	12/31/2015	A	69,901

4,650	Detroit, MI GO	5.000	04/01/2016	12/31/2015	A	4,661

31,000	Detroit, MI GO	5.250	04/01/2019	12/31/2015	A	31,020

869,550	Detroit, MI GO	5.000	04/01/2020	12/31/2015	A	870,072

50,000	Detroit, MI Sewer Disposal System	5.750 [3]	07/01/2018	07/01/2018		45,584

515,000	Detroit, MI Sewer Disposal System	5.500	07/01/2017	07/01/2017		549,515

110,000	Detroit, MI Sewer Disposal System	5.000	07/01/2022	07/01/2016	A	111,685

25,000	Detroit, MI Sewer Disposal System	5.500	07/01/2016	07/01/2016		25,673

100,000	Detroit, MI Sewer Disposal System	5.250	07/01/2016	07/01/2016		102,548

50,000	Detroit, MI Sewer Disposal System	5.000	07/01/2017	07/01/2016	A	51,115

50,000	Detroit, MI Sewer Disposal System	5.250	07/01/2019	07/01/2017	A	52,379

435,000	Detroit, MI Water Supply System	5.000	07/01/2022	07/01/2016	A	441,664

50,000	Detroit, MI Water Supply System	4.800	07/01/2018	07/01/2018		54,196

530,000	Detroit, MI Water Supply System	5.000	07/01/2026	07/01/2016	A	536,964

20,000	Detroit, MI Water Supply System	5.000	07/01/2024	07/01/2016	A	20,284

600,000	Detroit, MI Water Supply System	5.000	07/01/2025	07/01/2016	A	607,884

650,000	Detroit, MI Water Supply System	5.000	07/01/2019	01/01/2016	A	656,156

28      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Michigan (Continued)

$ 1,000,000	Detroit, MI Water Supply System	5.000%	07/01/2018	07/01/2016	A	$1,019,210

850,000	Fitzgerald, MI Public School District	4.000	05/01/2021	05/01/2016	A	852,389

100,000	Highland Park, MI Building Authority	7.750	05/01/2018	09/08/2017	B	111,336

4,740,450	MI Finance Authority (City of Detroit)	5.000	04/01/2020	12/31/2015	A	4,740,545

380,250	MI Finance Authority (City of Detroit)	5.000	04/01/2017	12/31/2015	A	381,071

12,675	MI Finance Authority (City of Detroit)	4.000	04/01/2017	04/01/2017		12,587

3,675,750	MI Finance Authority (City of Detroit)	5.250	04/01/2016	12/31/2015	A	3,683,469

25,350	MI Finance Authority (City of Detroit)	5.000	04/01/2016	12/31/2015	A	25,409

12,675	MI Finance Authority (City of Detroit)	5.250	04/01/2019	04/01/2016	A	12,784

2,300,000	MI Finance Authority (Detroit School District)	4.750	06/01/2016	06/01/2016		2,312,949

11,150,000	MI Finance Authority (Detroit School District)	5.500	06/01/2021	12/25/2019	B	11,988,257

3,325,000	MI Finance Authority (Detroit School District)	5.000	06/01/2016	06/01/2016		3,385,116

169,000	MI Finance Authority (Detroit)	5.000	04/01/2018	04/01/2016	A	170,425

30,000	MI Hsg. Devel. Authority (BGC-II Nonprofit Hsg. Corp.)	5.500	01/15/2018	12/31/2015	A	30,092

1,160,000	MI Hsg. Devel. Authority, Series A	4.750	10/01/2019	10/11/2017	A	1,238,636

100,000	Taylor, MI School District	4.250	05/01/2022	12/31/2015	A	100,295

155,000	Wayne County, MI Building Authority	5.250	06/01/2016	12/31/2015	A	155,597

1,115,000	Wayne County, MI Downriver Sewer Disposal	5.125	11/01/2018	05/01/2016	A	1,127,533

375,000	Wayne, MI GO	4.400	10/01/2021	04/01/2016	A	375,964

						42,240,752

Minnesota—0.6%
1,850,000	Edina, MN Multifamily Hsg. (Yorktown Continental)	2.250	06/01/2016	06/01/2016		1,849,630

355,000	Minneapolis, MN Multifamily Hsg.	3.000	01/01/2018	07/01/2016	A	355,057

835,000	St. Paul, MN Hsg. & Redevel. Authority (Higher Ground Academy)[2]	5.000	12/01/2018	07/11/2017	B	885,860

305,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2016	03/01/2016		306,747

205,000	Woodbury, MN Charter School (MSA Building Company)	3.650	12/01/2020	12/01/2020		209,186

100,000	Woodbury, MN Charter School (MSA Building Company)	2.900	12/01/2017	12/01/2017		100,660

180,000	Woodbury, MN Charter School (MSA Building Company)	2.650	12/01/2016	12/01/2016		180,639

						3,887,779

Mississippi—0.5%
50,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)	5.500	07/01/2021	01/01/2016	A	50,176

1,895,000	MS Devel. Bank (Biloxi)	4.500	11/01/2019	11/01/2016	A	1,955,545

800,000	MS Devel. Bank (Jackson Water & Sewer System)	5.250	12/01/2022	12/01/2022		971,136

170,000	Parkway East, MS Public Improvement District	4.250	05/01/2020	05/01/2016	A	170,275

						3,147,132

29      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Missouri—2.1%

$ 515,000	Brentwood, MO Tax Increment (Hanley Stadium Redevel.)	3.200%	11/01/2021	02/24/2018	B	$512,137

2,585,000	MO Devel. Finance Board (Branson Landing)	6.000	06/01/2020	09/16/2018	B	2,815,091

70,000	MO Environmental Improvement & Energy Resources Authority	5.500	07/01/2019	01/01/2016	A	70,315

10,000	MO Environmental Improvement & Energy Resources Authority	7.200	07/01/2016	01/01/2016	A	10,134

40,000	MO Environmental Improvement & Energy Resources Authority	5.000	01/01/2020	01/01/2016	A	40,163

25,000	MO Environmental Improvement & Energy Resources Authority	5.375	01/01/2017	01/01/2016	A	25,110

245,000	MO Monarch-Chesterfield Levee District	5.750	03/01/2019	12/31/2015	A	246,076

75,000	O’Fallon, MO GO	4.375	03/01/2017	12/31/2015	A	75,256

10,000,000	St. Louis, MO Airport (Lambert-St. Louis International Airport) Floaters	0.240 [1]	07/01/2026	12/07/2015	A	10,000,000

500,000	St. Louis, MO GO	5.000	02/15/2017	12/31/2015	A	502,040

240,000	Union, MO R-XI School District COP	4.500	03/01/2017	12/31/2015	A	240,590

240,000	Union, MO R-XI School District COP	4.400	03/01/2016	12/31/2015	A	240,638

						14,777,550

Nebraska—0.0%
50,000	Lincoln, NE (Antelope Valley)	5.000	09/15/2016	12/31/2015	A	50,204

Nevada—0.8%
250,000	Clark County, NV School District	5.000	06/15/2016	12/15/2015	A	250,505

1,045,000	North Las Vegas, NV GO	5.000	05/01/2021	05/01/2016	A	1,051,636

1,500,000	North Las Vegas, NV Wastewater Reclamation System	5.000	10/01/2023	10/01/2016	A	1,515,225

1,000,000	North Las Vegas, NV Wastewater Reclamation System	5.000	10/01/2022	10/01/2016	A	1,010,640

1,105,000	North Las Vegas, NV Wastewater Reclamation System	5.000	10/01/2021	10/01/2016	A	1,118,945

650,000	Reno, NV Hospital (Renown Regional Medial Center/Renown Network Services Obligated Group)	5.500	06/01/2023	06/01/2018	A	714,636

10,000	Reno, NV Redevel. Agency (Downtown Redevel.)	5.000	09/01/2017	12/31/2015	A	10,020

						5,671,607

New Jersey—4.1%
600,000	Atlantic City, NJ GO	5.500	02/15/2017	02/15/2017		617,442

1,500,000	Casino Reinvestment Devel. Authority of NJ	5.250	01/01/2024	01/01/2016	A	1,534,650

3,515,000	Casino Reinvestment Devel. Authority of NJ	5.000	11/01/2023	11/01/2023		3,755,145

2,525,000	Casino Reinvestment Devel. Authority of NJ	5.250	01/01/2019	01/01/2016	A	2,584,110

145,000	Casino Reinvestment Devel. Authority of NJ	5.250	06/01/2019	12/31/2015	A	145,497

30      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

New Jersey (Continued)

$ 155,000	Casino Reinvestment Devel. Authority of NJ	5.125%		01/01/2017	01/01/2016	A	$158,625

260,000	Gloucester County, NJ Utilities Authority	4.250		01/01/2021	01/01/2016	A	260,725

375,000	Hudson County, NJ Improvement Authority (Weehawkeip-Baldwin Avenue)	4.125		07/01/2016	01/01/2016	A	376,020

100,000	Jefferson City, NJ GO	4.250		08/01/2016	08/01/2016		102,446

20,000	Lindenwold, NJ GO	4.050		12/01/2016	12/31/2015	A	20,060

150,000	Lyndhurst, NJ GO	4.700		05/01/2017	12/31/2015	A	150,561

15,000	Lyndhurst, NJ GO	4.700		05/01/2016	12/31/2015	A	15,056

915,000	Montville Township, NJ School District	4.000		02/01/2022	02/01/2016	A	918,962

700,000	Neptune City, NJ School District	4.200		07/15/2026	07/15/2016	A	710,234

645,000	Neptune City, NJ School District	4.125		07/15/2024	07/15/2016	A	654,849

315,000	Newark, NJ GO	5.000		07/15/2016	07/15/2016		321,584

325,000	Newark, NJ GO	5.000		07/15/2017	07/15/2017		340,321

500,000	Newark, NJ GO	5.000		07/15/2018	07/15/2018		534,075

500,000	Newark, NJ GO	5.000		07/15/2019	07/15/2019		540,700

500,000	Newark, NJ GO	5.000		07/15/2017	07/15/2017		523,570

330,000	Newark, NJ GO	5.000		07/15/2018	07/15/2018		352,490

335,000	Newark, NJ GO	5.000		07/15/2019	07/15/2019		362,269

75,000	NJ EDA	5.000		06/15/2016	06/15/2016		76,441

10,000	NJ EDA (Motor Vehicle Surcharges)	4.500		07/01/2024	01/01/2016	A	10,035

15,000	NJ EDA (Municipal Loan Pool)	4.625		11/15/2020	12/31/2015	A	15,052

5,000	NJ EDA (Municipal Loan Pool)	4.300		11/15/2016	12/31/2015	A	5,017

250,000	NJ EDA (School Facilities Construction)	2.035	[1]	02/01/2018	01/01/2016	A	256,197

6,000,000	NJ EDA (School Facilities Construction)	5.500		09/01/2024	09/01/2024		6,738,780

2,000,000	NJ EDA (School Facilities Construction)	5.000		03/01/2023	03/01/2023		2,177,980

200,000	NJ Educational Facilities Authority (Higher Education)	5.000		09/01/2016	12/31/2015	A	200,800

95,000	NJ Educational Facilities Authority (Higher Education)	5.000		09/01/2019	12/31/2015	A	95,373

1,000,000	NJ Educational Facilities Authority (Higher Education)	5.000		06/15/2026	06/15/2024	A	1,071,610

85,000	NJ Educational Facilities Authority (University of Medicine and Dentistry of New Jersey)	6.000		12/01/2017	06/28/2017	B	91,523

10,000	NJ Health Care Facilities Financing Authority (RWJHCCH / RWJUHH Obligated Group)	4.125		07/01/2020	01/01/2016	A	10,017

15,000	NJ Hsg. & Mtg. Finance Agency	4.375		11/01/2019	12/31/2015	A	15,036

95,000	NJ Hsg. & Mtg. Finance Agency, Series AA	5.250		04/01/2016	04/01/2016		95,971

50,000	NJ Sports & Expositions Authority	4.000		09/01/2016	12/31/2015	A	50,157

15,000	NJ Sports & Expositions Authority	4.125		09/01/2018	12/31/2015	A	15,048

20,000	NJ Tobacco Settlement Financing Corp.	4.625		06/01/2026	09/21/2025	B	19,779

105,000	NJ Tobacco Settlement Financing Corp.	4.500		06/01/2023	01/14/2017	A	106,596

1,370,000	NJ Transportation Trust Fund Authority	5.250		12/15/2023	12/15/2023		1,568,362

200,000	NJ Transportation Trust Fund Authority	5.500		12/15/2017	12/15/2017		215,442

405,000	NJ Transportation Trust Fund Authority	5.500		12/15/2016	12/15/2016		423,675

31      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

New Jersey (Continued)

$ 15,000	North Bergen Township, NJ Board of Education COP	4.000%		12/15/2020	12/31/2015	A	$15,018

30,000	Passaic Valley, NJ Sewage Commissioners	5.000		12/01/2020	12/31/2015	A	30,113

260,000	South Jersey, NJ Port Corp.	3.000		01/01/2017	01/01/2017		263,986

							28,547,399

New Mexico—0.0%
200,000	Farmington, NM Hospital (San Juan Regional Medical Center)	5.000		06/01/2023	12/31/2015	A	200,626

New York—5.0%
595,000	Albany, NY IDA (Sage Colleges)	5.250		04/01/2019	10/24/2017	B	590,514

2,375,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)	5.000		04/01/2022	11/23/2019	B	2,478,265

750,000	Dutchess County, NY IDA (Bard College)	5.000		08/01/2022	08/01/2017	A	757,365

500,000	Jefferson County, NY IDA Solid Waste Disposal (Reenergy Black River LLC)	4.750		01/01/2020	10/15/2018	B	492,785

2,250,000	L.I., NY Power Authority, Series A	5.000		12/01/2026	06/01/2016	A	2,298,510

40,000	Miller Place, NY Union Free School District	4.125		06/15/2016	12/31/2015	A	40,120

3,000,000	Nassau County, NY Tobacco Settlement Corp.	5.250	[4]	06/01/2026	06/01/2016	A	3,010,680

1,500,000	NY MTA, Series O	5.500		07/01/2017	12/19/2016	B	1,579,260

2,715,000	NY Triborough Bridge & Tunnel Authority	5.500		01/01/2017	03/29/2016	B	2,754,992

9,070,000	NYC GO	5.000		10/01/2022	10/01/2022		10,964,542

70,000	NYC GO5	2.922		08/01/2017	02/01/2016	A	70,401

6,455,000	NYC GO	5.000		08/01/2022	08/01/2021	A	7,685,839

1,500,000	NYS DA (ALIA-PSCH)	4.800		12/01/2023	08/14/2020	B	1,513,665

20,000	NYS DA (Brookdale Family Care Centers/Urban Strategies-Brookdale Family Care Center Obligated Group)	4.000		11/15/2017	12/31/2015	A	20,061

50,000	NYS DA (Brookdale Hospital Medical Center)	5.200		02/15/2016	12/31/2015	A	50,213

745,000	NYS DA (City University)	5.625		07/01/2016	07/01/2016		764,854

5,000	NYS DA (Special Act School Districts)	6.000		07/01/2019	01/01/2016	A	5,023

100,000	Poughkeepsie City, NY GO	4.000		03/15/2019	12/31/2015	A	100,193

30,000	Suffolk County, NY IDA (Dowling College)[6]	6.700		12/01/2020	08/09/2018	B	21,000

20,000	West Islip, NY Union Free School District	4.000		10/01/2019	12/31/2015	A	20,057

110,000	Westchester County, NY Tobacco Asset Securitization Corp.	4.500		06/01/2021	12/31/2015	A	110,023

							35,328,362

North Carolina—0.0%
250,000	NC Medical Care Commission (Catholic Health East)	5.250		11/15/2022	05/15/2017	A	264,248

32      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

North Dakota—0.3%
$ 1,690,000	Underwood, ND Loan Anticipation	1.000%	09/01/2016	12/31/2015	A	$1,690,017

Ohio—2.5%
400,000	Adams County-Ohio Valley, OH Local School District	7.000	12/01/2015	12/01/2015		400,068

150,000	Akron, OH Sewer System	5.000	12/01/2017	12/01/2017		160,806

750,000	Akron, OH Sewer System	5.000	12/01/2015	12/01/2015		750,097

55,000	Beavercreek, OH Local School District	6.600	12/01/2015	12/01/2015		55,009

7,875,000	Cleveland, OH Waterworks (Dept. of Public Utilities Division)	5.500	01/01/2021	08/28/2018	B	8,723,137

70,000	East Liverpool, OH Hospital (East Liverpool City Hospital)	5.000	10/01/2021	12/31/2015	A	70,218

2,000,000	Lancaster, OH Port Authority	0.429 [1]	08/01/2016	01/01/2016	A	1,999,360

3,080,000	Lancaster, OH Port Authority	0.329 [1]	02/01/2016	01/01/2016	A	3,079,138

2,410,000	OH Higher Education Facility Commission (Hiram College)	6.000	10/01/2021	08/21/2018	A	2,473,431

110,000	Solon, OH School District[2]	5.500	12/01/2016	06/08/2016	B	111,359

						17,822,623

Oklahoma—0.4%
50,000	McAlester, OK Public Works Authority	4.900	02/01/2020	02/01/2016	A	50,398

2,490,000	OK Devel. Finance Authority (Haverland Carter Lifestyle Group/La Vida Llena/Sommerset Neighborhood Obligated Group)	5.000	07/01/2025	09/22/2022	B	2,744,976

225,000	Tulsa, OK Industrial Authority (University of Tulsa)	6.000	10/01/2016	10/01/2016		230,155

						3,025,529

Oregon—0.2%
5,000	Mount Hood, OR Community College District	4.900	07/15/2016	12/31/2015	A	5,020

1,500,000	Tri-County, OR Metopolitan Transportation District	3.000	11/01/2016	12/31/2015	A	1,503,375

15,000	Umatilla County, OR Hospital Finance Authority (Catholic Health Initiatives)	5.000	05/01/2022	12/31/2015	A	15,058

15,000	Umatilla County, OR Hospital Finance Authority (Catholic Health Initiatives)	5.500	03/01/2022	12/31/2015	A	15,064

100,000	Umatilla County, OR School District No. 61 (Stanfield)	3.950	06/15/2018	12/31/2015	A	100,235

						1,638,752

Other Territory—0.1%
842,775	Public Hsg. Capital Fund Multi-State Revenue Trust III	5.000	07/01/2022	07/01/2022		875,356

Pennsylvania—7.9%
250,000	Allegheny County, PA HEBA (Carlow University)	4.500	11/01/2016	11/01/2016		253,268

170,000	Dauphin County, PA General Authority (PHH/PHS/PHMS Obligated Group)	5.250	06/01/2017	12/05/2016	B	176,815

3,100,000	Erie County, PA Hospital Authority (St. Vincent’s Health)	7.000	07/01/2027	07/01/2020	A	3,289,906

33      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Pennsylvania (Continued)

$ 1,000,000	Harrisburg, PA Water System	5.000%	07/15/2020	12/31/2015	A	$1,003,200

2,205,000	Harrisburg, PA Water System	5.000	07/15/2018	12/31/2015	A	2,212,453

365,000	Hazleton, PA GO	4.100	12/01/2019	12/31/2015	A	365,993

355,000	Hazleton, PA GO	4.050	12/01/2018	12/31/2015	A	355,951

345,000	Hazleton, PA GO	4.000	12/01/2017	12/31/2015	A	345,963

200,000	Lancaster County, PA Hospital Authority (St. Anne’s Retirement Community)	3.750	04/01/2017	04/01/2017		202,930

145,000	Lehigh County, PA GPA (Cedar Crest College)	5.000	04/01/2026	04/01/2016	A	147,179

315,000	Lehigh County, PA GPA (Cedar Crest College)	5.000	04/01/2026	04/01/2016	A	319,734

2,075,000	Luzerne County, PA GO	5.000	05/15/2022	05/15/2022		2,382,391

2,260,000	Luzerne County, PA GO	5.000	05/15/2023	05/15/2023		2,618,481

1,585,000	Luzerne County, PA GO	7.000	11/01/2018	11/29/2017	B	1,745,481

2,795,000	Luzerne County, PA GO	5.000	11/15/2023	11/15/2023		3,241,501

2,925,000	Mechanicsburg, PA Area School District	3.450	08/15/2022	12/31/2015	A	2,928,159

150,000	Montgomery County, PA IDA (Haverford School)	4.000	03/15/2023	12/31/2015	A	150,434

2,750,000	PA EDFA (US Airways Group)	8.000	05/01/2029	05/01/2020	A	3,241,425

2,930,000	PA HEFA (Elizabethtown College)	5.000	12/15/2027	06/15/2016	A	2,987,838

15,525,000	PA Public School Building Authority (School District of Philadelphia)	5.000	06/01/2026	12/01/2016	A	16,136,685

2,520,000	PA State Public School Building Authority (Philadelphia School District)	5.000	04/01/2018	04/01/2018		2,710,537

6,200,000	PA State Public School Building Authority (Philadelphia School District)	5.000	06/01/2023	06/01/2023		7,170,734

140,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)	4.000	04/01/2017	10/04/2016	B	139,167

730,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)	6.250	06/15/2023	02/27/2021	B	806,497

50,000	Pittsburgh & Allegheny County, PA Sports & Exhibition Authority	4.050	02/15/2018	12/31/2015	A	50,100

25,000	Sellersville, PA GO	4.200	05/15/2016	12/31/2015	A	25,079

500,000	St. Mary Hospital Authority, PA Health System (Catholic Health East)	5.000	11/15/2021	05/15/2020	A	578,770

255,000	Susquehanna, PA Area Regional Airport Authority	3.000	01/01/2017	07/05/2016	B	258,965

						55,845,636

Rhode Island—0.7%
10,000	RI Clean Water Finance Agency	4.500	10/01/2022	12/31/2015	A	10,035

100,000	RI Clean Water Protection Finance Agency	5.500	10/01/2018	12/31/2015	A	101,449

5,000	RI Clean Water Protection Finance Agency	5.000	10/01/2018	12/31/2015	A	5,021

34      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Rhode Island (Continued)

$ 50,000	RI Economic Devel. Corp. (University of Rhode Island Steam Generation Facility)	5.000%	11/01/2019	12/31/2015	A	$50,204

1,400,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)	5.000	05/15/2026	05/15/2016	A	1,421,252

40,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)	5.500	05/15/2016	12/31/2015	A	40,179

3,130,000	RI State & Providence Plantations	5.000	08/01/2018	12/31/2015	A	3,142,770

335,000	Woonsocket, RI Hsg. Authority	4.500	09/01/2017	12/31/2015	A	339,533

						5,110,443

South Carolina—0.0%
10,000	Myrtle Beach, SC Public Facilities Corp. COP (Myrtle Beach Stadium)	5.000	07/01/2018	01/01/2016	A	10,039

South Dakota—0.0%
245,000	Minnehaha County, SD	4.000	12/01/2017	12/31/2015	A	245,693

Tennessee—0.2%
675,000	Clarksville, TN Natural Gas Acquisition Corp.	5.000	12/15/2017	12/15/2017		725,011

125,000	Clarksville, TN Natural Gas Acquisition Corp.	5.000	12/15/2016	12/15/2016		130,515

10,000	Tipton County, TN Elementary School	4.300	04/01/2019	12/31/2015	A	10,033

200,000	TN Energy Acquisition Gas Corp.	5.250	09/01/2018	09/01/2018		219,862

175,000	TN Energy Acquisition Gas Corp.	5.000	02/01/2017	02/01/2017		182,299

200,000	TN Energy Acquisition Gas Corp.	5.250	09/01/2019	09/01/2019		224,074

						1,491,794

Texas—4.6%
75,000	Beford, TX GO	5.000	02/01/2018	12/31/2015	A	75,306

1,865,000	Board of Managers Joint Guadalupe County-City of Seguin, TX Hospital[2]	5.000	12/01/2024	12/01/2024		2,022,369

1,200,000	Board of Managers Joint Guadalupe County-City of Seguin, TX Hospital[2]	5.000	12/01/2023	12/01/2023		1,307,136

100,000	Bowie County, TX (Pass-Through Toll)	4.000	08/01/2017	08/01/2016	A	102,323

10,000	Brazoria County, TX Municipal Utility District No. 26	4.125	09/01/2018	12/31/2015	A	10,016

145,000	Clifton, TX Higher Education Finance Corp. (Tejano Center Community Concerns)	7.750	02/15/2018	03/06/2017	B	151,374

675,000	El Paso County, TX Hospital District COP	5.000	08/15/2025	08/15/2023	A	764,363

4,000,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)	7.000	08/15/2023	08/15/2017	A	4,362,800

100,000	Galveston County, TX Water Control & Improvement District No. 1	4.000	03/01/2016	12/31/2015	A	100,319

500,000	Harris County, TX Municipal Utility District No. 248	4.500	09/01/2026	12/31/2015	A	501,230

20,000	Lower Valley, TX Water District	5.000	09/15/2018	12/31/2015	A	20,082

275,000	Maverick County, TX GO COP	5.000	03/01/2020	12/31/2015	A	275,971

35      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

Texas (Continued)

$ 175,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)	5.000%		09/15/2018	09/15/2018		$184,737

25,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)	5.000		09/15/2017	09/15/2017		26,038

185,000	Newark, TX Cultural Education Facilities Finance Corp.	7.250		08/15/2021	08/15/2016	A	197,661

35,000	North East TX Hospital Authority (Northeast Medical Center Hospital)	5.625		05/15/2022	12/31/2015	A	35,134

320,000	Northwest Harris County, TX Municipal Utility District No. 22	5.700		04/01/2017	12/31/2015	A	321,491

150,000	Red River, TX Health Facilities Devel. Corp. (Witchita Falls Retirement Foundation)[2]	4.700		01/01/2022	03/11/2019	B	157,970

3,200,000	Tarrant County, TX Cultural Education Facilities Finance Corp. Floaters	0.210	[1]	11/15/2029	12/07/2015	A	3,200,000

5,000	TX Lower Colorado River Authority	5.375		05/15/2020	12/31/2015	A	5,021

5,000	TX Lower Colorado River Authority	5.250		05/15/2021	12/31/2015	A	5,020

7,985,000	TX Municipal Gas Acquisition & Supply Corp.[2]	5.625		12/15/2017	12/30/2016	B	8,421,380

105,000	TX Public Finance Authority Charter School Finance Corp. (Uplift Education)[2]	5.350		12/01/2017	12/14/2016	B	110,516

10,000,000	TX Transportation Commission	0.230	[1]	04/01/2026	12/07/2015	A	10,000,000

							32,358,257

Vermont—0.2%
390,000	Burlington, VT GO	5.000		11/01/2018	11/01/2018		421,126

200,000	Burlington, VT GO	5.000		11/01/2021	11/01/2021		224,614

350,000	Burlington, VT GO	5.000		11/01/2016	11/01/2016		361,574

370,000	Burlington, VT GO	5.000		11/01/2017	11/01/2017		390,813

							1,398,127

Virginia—0.1%
50,000	Bedford, VA Electric System	3.900		06/01/2018	12/31/2015	A	50,113

400,000	Chesterfield County, VA EDA (Brandermill Woods)	5.000		01/01/2019	01/01/2019		424,252

50,000	New Kent County, VA Economic Devel. Authority	5.000		02/01/2024	02/01/2017	A	52,569

20,000	Virginia Beach, VA Devel. Authority (Virginia Beach General Hospital)	5.125		02/15/2018	02/27/2017	B	20,819

							547,753

Washington—1.1%
295,000	Cowlitz County, WA Sewer (Seattle- Northwest Securities Corp.)	5.500		11/01/2016	11/01/2016		304,464

10,000	Grant County, WA Public Hospital District No. 1 (Samaritan Hospital)	5.250		09/01/2019	12/31/2015	A	10,028

25,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600		03/01/2028	12/31/2015	A	25,004

3,205,000	WA GO	5.000		07/01/2023	07/01/2023		3,910,228

36      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Washington (Continued)

$ 3,550,000	WA Health Care Facilities Authority (Group Health Cooperative)	4.500%	12/01/2026	12/01/2016	A	$3,655,825

						7,905,549

Wisconsin—0.2%
70,000	Appleton, WI Storm Water System	4.250	04/01/2018	04/01/2016	A	70,857

30,000	Appleton, WI Storm Water System	4.250	04/01/2018	04/01/2016	A	30,404

250,000	Kronenwetter, WI GO	4.000	03/01/2017	03/01/2016	A	252,073

20,000	Weston, WI Community Devel. Authority	4.650	10/01/2016	12/31/2015	A	20,060

20,000	Weston, WI Community Devel. Authority	4.400	10/01/2018	12/31/2015	A	20,054

325,000	WI Public Finance Authority Charter School (Voyager Foundation)	4.125	10/01/2024	09/25/2020	A	331,000

500,000	WI Public Finance Authority Senior Living (Rose Villa)	3.750	11/15/2019	12/31/2015	A	501,575

						1,226,023

U.S. Possessions—5.6%
820,000	Guam Government Department of Education COP (John F. Kennedy High School)	5.500	12/01/2015	12/01/2015		820,090

250,000	Guam Power Authority, Series A	5.000	10/01/2022	10/01/2022		298,485

8,450,000	Puerto Rico Commonwealth GO5	2.953	07/01/2019	07/01/2019		8,151,461

3,150,000	Puerto Rico Commonwealth GO5	0.780	07/01/2018	07/01/2018		3,065,076

800,000	Puerto Rico Commonwealth GO	5.000	07/01/2023	07/01/2017	A	802,080

6,550,000	Puerto Rico Commonwealth GO5	2.973	07/01/2020	07/01/2020		6,202,653

190,000	Puerto Rico Commonwealth GO	5.500	07/01/2016	07/01/2016		192,717

255,000	Puerto Rico Commonwealth GO	4.157 [3]	07/01/2016	07/01/2016		249,183

380,000	Puerto Rico Commonwealth GO	6.000	07/01/2016	07/01/2016		386,528

380,000	Puerto Rico Commonwealth GO	4.500	07/01/2023	11/02/2022	B	372,928

220,000	Puerto Rico Commonwealth GO	5.500	07/01/2018	07/01/2018		228,050

500,000	Puerto Rico Convention Center Authority	5.000	07/01/2019	07/01/2019		490,745

10,000	Puerto Rico Electric Power Authority	3.740 [3]	07/01/2017	12/30/2016	B	9,522

15,000	Puerto Rico Electric Power Authority	4.097 [3]	07/01/2017	12/31/2016	B	14,283

60,000	Puerto Rico Electric Power Authority, Series KK	5.500	07/01/2016	07/01/2016		60,858

20,000	Puerto Rico Electric Power Authority, Series LL	5.500	07/01/2016	07/01/2016		20,286

1,855,000	Puerto Rico Electric Power Authority, Series LL	5.500	07/01/2017	07/01/2017		1,899,724

1,500,000	Puerto Rico Electric Power Authority, Series N	4.393 [3]	07/01/2017	12/30/2016	B	1,428,285

600,000	Puerto Rico Electric Power Authority, Series N	4.000 [3]	07/01/2017	12/30/2016	B	571,314

90,000	Puerto Rico Electric Power Authority, Series O	4.849 [3]	07/01/2017	12/31/2016	B	85,697

3,380,000	Puerto Rico Electric Power Authority, Series O	3.437 [3]	07/01/2017	12/31/2016	B	3,218,402

270,000	Puerto Rico Electric Power Authority, Series PP	5.000	07/01/2023	07/01/2023		263,912

37      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

U.S. Possessions (Continued)

$ 235,000	Puerto Rico Electric Power Authority, Series SS	5.000%	07/01/2022	07/01/2022		$231,560

455,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2023	07/01/2023		444,740

100,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2016	01/01/2016	A	100,162

200,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2019	12/31/2015	A	199,986

40,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2020	07/01/2020		41,698

35,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2018	01/01/2016	A	35,011

50,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2019	07/01/2019		42,589

330,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2022	01/22/2021	B	329,528

245,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2016	01/01/2016	A	245,399

250,000	Puerto Rico Highway & Transportation Authority, Series E	5.500	07/01/2016	07/01/2016		254,735

5,000	Puerto Rico Highway & Transportation Authority, Series G	5.250	07/01/2019	07/01/2019		2,996

670,000	Puerto Rico Industrial Devel. Company, Series B	5.375	07/01/2016	01/01/2016	A	672,687

155,000	Puerto Rico Infrastructure Financing Authority	5.500	07/01/2016	07/01/2016		156,180

1,750,000	Puerto Rico Infrastructure Financing Authority, Series C	5.500	07/01/2017	07/01/2017		1,780,048

155,000	Puerto Rico ITEMECF (International American University of Puerto Rico)	5.000	10/01/2016	10/01/2016		154,870

170,000	Puerto Rico Municipal Finance Agency, Series A	4.750	08/01/2022	08/01/2022		169,748

60,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2021	12/31/2015	A	60,215

120,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2020	12/31/2015	A	120,431

45,000	Puerto Rico Municipal Finance Agency, Series A	5.500	07/01/2017	01/01/2016	A	45,171

455,000	Puerto Rico Municipal Finance Agency, Series A	5.000	08/01/2020	12/31/2015	A	456,542

395,000	Puerto Rico Municipal Finance Agency, Series A	5.000	08/01/2019	12/31/2015	A	396,339

360,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2017	12/31/2015	A	361,292

500,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2016	12/31/2015	A	501,795

745,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2019	12/31/2015	A	747,675

600,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2018	12/31/2015	A	602,154

38      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

U.S. Possessions (Continued)

$ 25,000	Puerto Rico Municipal Finance Agency, Series B	5.250%	07/01/2018	07/01/2018		$25,800

1,000,000	Puerto Rico Public Buildings Authority	5.250	07/01/2017	07/01/2017		981,610

1,000,000	Puerto Rico Public Buildings Authority	6.000	07/01/2024	07/01/2018	A	1,016,660

						39,009,900

Total Investments, at Value (Cost $678,016,463)—96.9%						682,027,481

Net Other Assets (Liabilities)—3.1						21,592,081

Net Assets—100.0%						$703,619,562

Footnotes to Statement of Investments

* Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Average life due to mandatory, or expected, sinking fund principle payments prior to the applicable optional call date.

1. Represents the current interest rate for a variable or increasing rate security.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

6. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

To simplify the listings of securities, abbreviations are used per the table below:
75SS	Seventy-Five State Street
ALIA	Alliance of Long Island Agencies
CDA	Communities Devel. Authority
COP	Certificates of Participation
DA	Dormitory Authority
DRMCH	Downey Regional Medical Center Hospital
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
FMemH	Franklin Memorial Hospital
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HCBS	Home and Community Based Services
HDGH	Henrietta D Goodall Hospital
HEBA	Higher Education Building Authority
HEFA	Higher Education Facilities Authority
HFA	Housing Finance Agency
IC	Interhealth Corporation
IDA	Industrial Devel. Agency
IMC	IHC Management Corporation

39      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Abbreviations (Continued)

ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
L.I.	Long Island
MCOTA	Maine College of the Arts
MDIH	Mount Desert Island Hospital
MSA	Math & Science Academy
MTA	Metropolitan Transportation Authority
NYC	New York City
NYS	New York State
PBMC	Penobscot Bay Medical Center
PFA	Public Financing Authority
PHH	Pinnacle Health Hospitals
PHMS	Pinnacle Health Medical Services
PHS	Pinnacle Health System
PIH	Presbyterian Intercommunity Hospital
PSCH	Professional Service Centers for the Handicapped, Inc.
PUTTERS	Puttable Tax-Exempt Receipts
RIBS	Residual Interest Bonds
RIH	Rhode Island Hospital
RWJHCCH	RWJ Health Care Corp. at Hamilton
RWJUHH	Robert Wood Johnson University Hospital at Hamilton
SAVRS	Select Auction Variable Rate Securities
SPEARS	Short Puttable Exempt Adjustable Receipts
TASC	Tobacco Settlement Asset-Backed Bonds
TMH	The Miriam Hospital
TUFF	The University Financing Foundation
UMass	University of Massachusetts
Y/S	Yucaipa/Sweetwater

See accompanying Notes to Financial Statements.

40      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES November 30, 2015 Unaudited

Assets
Investments, at value (cost $678,016,463)—see accompanying statement of investments	$682,027,481

Cash	436,167

Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	31,259,336
Interest	9,362,082
Shares of beneficial interest sold	2,532,095
Other	77,951

Total assets	725,695,112

Liabilities
Payables and other liabilities:
Investments purchased (including $3,308,487 purchased on a when-issued or delayed delivery basis)	20,606,991
Shares of beneficial interest redeemed	1,166,232
Dividends	184,243
Distribution and service plan fees	83,505
Trustees’ compensation	8,519
Shareholder communications	955
Other	25,105

Total liabilities	22,075,550

Net Assets	$703,619,562

Composition of Net Assets
Par value of shares of beneficial interest	$188,029

Additional paid-in capital	703,602,336

Accumulated net investment income	1,041,391

Accumulated net realized loss on investments	(5,223,212)

Net unrealized appreciation on investments	4,011,018

Net Assets	$703,619,562

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $335,711,264 and 89,720,279 shares of beneficial interest outstanding)	$3.74

Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.83

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $78,963,923 and 21,104,143 shares of beneficial interest outstanding)	$3.74

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $288,944,375 and 77,204,213 shares of beneficial interest outstanding)	$3.74

See accompanying Notes to Financial Statements.

41      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Six Months Ended November 30, 2015 Unaudited

Investment Income
Interest	$8,949,854

Expenses
Management fees	1,437,886

Distribution and service plan fees:
Class A	381,534
Class C	363,998

Transfer and shareholder servicing agent fees:
Class A	153,621
Class C	36,410
Class Y	139,753

Shareholder communications:
Class A	5,569
Class C	2,337
Class Y	2,968

Borrowing fees	117,008

Trustees’ compensation	5,362

Custodian fees and expenses	4,642

Interest expense on borrowings	1,700

Other	39,293

Total expenses	2,692,081

Net Investment Income	6,257,773

Realized and Unrealized Gain (Loss)
Net realized loss	(2,660,867)

Net change in unrealized appreciation/depreciation on investments	3,140,738

Net Increase in Net Assets Resulting from Operations	$6,737,644

See accompanying Notes to Financial Statements.

42      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 29, 2015[1]

Operations
Net investment income	$6,257,773	$9,086,734

Net realized loss	(2,660,867)	(1,386,179)

Net change in unrealized appreciation/depreciation	3,140,738	(1,173,875)

Net increase in net assets resulting from operations	6,737,644	6,526,680

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,948,223)	(5,102,035)
Class C	(425,923)	(697,031)
Class Y	(3,029,877)	(3,074,534)

	(6,404,023)	(8,873,600)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	57,986,458	37,916,661
Class C	13,500,429	10,175,150
Class Y	6,996,810	198,952,179

	78,483,697	247,043,990

Net Assets
Total increase	78,817,318	244,697,070

Beginning of period	624,802,244	380,105,174

End of period (including accumulated net investment income of $1,041,391 and $1,187,641, respectively)	$703,619,562	$624,802,244

1. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

43      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$3.74	$3.76	$3.75	$3.73	$3.67	$3.63

Income (loss) from investment operations:
Net investment income[3]	0.04	0.07	0.08	0.07	0.08	0.04
Net realized and unrealized gain (loss)	0.00	(0.02)	0.00	0.02	0.06	0.02

Total from investment operations	0.04	0.05	0.08	0.09	0.14	0.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.07)	(0.07)	(0.07)	(0.08)	(0.02)
Distributions from net realized gain	0.00	0.00	0.00	0.00[4]	0.00	0.00

Total dividends and/or distributions to shareholders	(0.04)	(0.07)	(0.07)	(0.07)	(0.08)	(0.02)

Net asset value, end of period	$3.74	$3.74	$3.76	$3.75	$3.73	$3.67

Total Return, at Net Asset Value[5]	0.97%	1.39%	2.18%	2.35%	3.89%	1.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$335,711	$277,507	$240,676	$207,739	$83,843	$24,945

Average net assets (in thousands)	$307,730	$266,606	$260,158	$146,597	$45,683	$15,185

Ratios to average net assets:[6]
Net investment income	1.88%	1.97%	2.05%	1.87%	2.18%	2.42%
Expenses excluding interest and fees from borrowings	0.80%	0.81%	0.82%	0.80%	0.84%	1.38%
Interest and fees from borrowings	0.04%	0.05%	0.03%	0.02%	0.03%	0.02%

Total expenses	0.84%	0.86%	0.85%	0.82%	0.87%	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.86%	0.85%	0.82%	0.87%	0.85%

Portfolio turnover rate	27%	58%	72%	16%	20%	5%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from December 6, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

44      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Class C	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$3.74	$3.76	$3.75	$3.73	$3.67	$3.63

Income (loss) from investment operations:
Net investment income[3]	0.02	0.05	0.05	0.04	0.05	0.03
Net realized and unrealized gain (loss)	0.00	(0.03)	0.00	0.02	0.06	0.02

Total from investment operations	0.02	0.02	0.05	0.06	0.11	0.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.04)	(0.04)	(0.04)	(0.05)	(0.01)
Distributions from net realized gain	0.00	0.00	0.00	0.00[4]	0.00	0.00

Total dividends and/or distributions to shareholders	(0.02)	(0.04)	(0.04)	(0.04)	(0.05)	(0.01)

Net asset value, end of period	$3.74	$3.74	$3.76	$3.75	$3.73	$3.67

Total Return, at Net Asset Value[5]	0.59%	0.63%	1.39%	1.53%	3.07%	1.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,964	$65,412	$55,509	$36,381	$13,654	$1,794

Average net assets (in thousands)	$72,951	$59,997	$55,118	$23,354	$7,145	$1,401

Ratios to average net assets:[6]
Net investment income	1.13%	1.21%	1.27%	1.07%	1.41%	1.72%
Expenses excluding interest and fees from borrowings	1.55%	1.57%	1.60%	1.62%	1.78%	2.42%
Interest and fees from borrowings	0.04%	0.05%	0.03%	0.02%	0.03%	0.02%

Total expenses	1.59%	1.62%	1.63%	1.64%	1.81%	2.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.59%	1.62%	1.63%	1.62%	1.62%	1.60%

Portfolio turnover rate	27%	58%	72%	16%	20%	5%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from December 6, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

45      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$3.74	$3.76	$3.75	$3.73	$3.67	$3.63

Income (loss) from investment operations:
Net investment income[3]	0.04	0.08	0.09	0.08	0.09	0.05
Net realized and unrealized gain (loss)	0.00	(0.02)	0.00	0.02	0.06	0.01

Total from investment operations	0.04	0.06	0.09	0.10	0.15	0.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.08)	(0.08)	(0.08)	(0.09)	(0.02)
Distributions from net realized gain	0.00	0.00	0.00	0.00[4]	0.00	0.00

Total dividends and/or distributions to shareholders	(0.04)	(0.08)	(0.08)	(0.08)	(0.09)	(0.02)

Net asset value, end of period	$3.74	$3.74	$3.76	$3.75	$3.73	$3.67

Total Return, at Net Asset Value[5]	1.09%	1.64%	2.42%	2.62%	4.12%	1.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$288,945	$281,883	$83,920	$89,172	$20,853	$1,155

Average net assets (in thousands)	$279,586	$143,236	$81,902	$53,415	$8,280	$210

Ratios to average net assets:[6]
Net investment income	2.12%	2.16%	2.29%	2.10%	2.35%	2.66%
Expenses excluding interest and fees from borrowings	0.55%	0.56%	0.57%	0.53%	0.67%	2.13%
Interest and fees from borrowings	0.04%	0.05%	0.03%	0.02%	0.03%	0.02%

Total expenses	0.59%	0.61%	0.60%	0.55%	0.70%	2.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.59%	0.61%	0.60%	0.55%	0.63%	0.60%

Portfolio turnover rate	27%	58%	72%	16%	20%	5%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from December 6, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

46      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS November 30, 2015 Unaudited

1. Organization

Oppenheimer Rochester Short Term Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

47      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended May 29, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended May 29, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

No expiration	$2,562,345

48      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

At period end, it is estimated that the capital loss carryforwards would be $5,223,212, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$678,024,795

Gross unrealized appreciation	$5,365,611
Gross unrealized depreciation	(1,362,925)

Net unrealized appreciation	$4,002,686

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily

49      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

50      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

51      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$21,753,117	$—	$21,753,117
Arizona	—	33,349,865	—	33,349,865
Arkansas	—	35,105	—	35,105
California	—	114,772,701	—	114,772,701
Colorado	—	8,179,100	—	8,179,100
Connecticut	—	25,078	—	25,078
District of Columbia	—	834,137	—	834,137
Florida	—	7,586,512	—	7,586,512
Georgia	—	4,261,690	—	4,261,690
Idaho	—	499,515	—	499,515
Illinois	—	158,168,883	—	158,168,883
Indiana	—	9,343,627	—	9,343,627
Iowa	—	246,523	—	246,523
Kansas	—	35,107	—	35,107
Kentucky	—	5,314,320	—	5,314,320
Louisiana	—	4,063,790	—	4,063,790
Maine	—	76,949	—	76,949
Maryland	—	507,190	—	507,190
Massachusetts	—	8,657,122	—	8,657,122
Michigan	—	42,240,752	—	42,240,752
Minnesota	—	3,887,779	—	3,887,779
Mississippi	—	3,147,132	—	3,147,132
Missouri	—	14,777,550	—	14,777,550
Nebraska	—	50,204	—	50,204

52      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Municipal Bonds and Notes (Continued)
Nevada	$—	$5,671,607	$—	$5,671,607
New Jersey	—	28,547,399	—	28,547,399
New Mexico	—	200,626	—	200,626
New York	—	35,328,362	—	35,328,362
North Carolina	—	264,248	—	264,248
North Dakota	—	1,690,017	—	1,690,017
Ohio	—	17,822,623	—	17,822,623
Oklahoma	—	3,025,529	—	3,025,529
Oregon	—	1,638,752	—	1,638,752
Other Territory	—	875,356	—	875,356
Pennsylvania	—	55,845,636	—	55,845,636
Rhode Island	—	5,110,443	—	5,110,443
South Carolina	—	10,039	—	10,039
South Dakota	—	245,693	—	245,693
Tennessee	—	1,491,794	—	1,491,794
Texas	—	32,358,257	—	32,358,257
Vermont	—	1,398,127	—	1,398,127
Virginia	—	547,753	—	547,753
Washington	—	7,905,549	—	7,905,549
Wisconsin	—	1,226,023	—	1,226,023
U.S. Possessions	—	39,009,900	—	39,009,900

Total Assets	$—	$682,027,481	$—	$682,027,481

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a

53      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$3,308,487

Sold securities	31,259,336

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period.

54      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

5. Market Risk Factors (Continued)

Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended November 30, 2015		Year Ended May 29, 2015[1]
	Shares	Amount	Shares	Amount

Class A
Sold	31,242,558	$116,646,140	50,228,779	$188,622,443
Dividends and/or distributions reinvested	724,262	2,705,171	1,242,363	4,667,211
Redeemed	(16,434,444)	(61,364,853)	(41,348,796)	(155,372,993)

Net increase	15,532,376	$57,986,458	10,122,346	$37,916,661

Class C
Sold	6,533,434	$24,392,939	8,084,349	$30,370,374
Dividends and/or distributions reinvested	112,026	418,414	179,920	675,925
Redeemed	(3,029,118)	(11,310,924)	(5,553,447)	(20,871,149)

Net increase	3,616,342	$13,500,429	2,710,822	$10,175,150

Class Y
Sold	20,460,316	$76,442,763	72,260,050	$271,241,254
Dividends and/or distributions reinvested	803,866	3,003,767	796,847	2,993,828
Redeemed	(19,410,649)	(72,449,720)	(20,041,304)	(75,282,903)

Net increase	1,853,533	$6,996,810	53,015,593	$198,952,179

1. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$234,038,113	$174,954,049

8. Fees and other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

55      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and other Transactions with Affiliates (Continued)

Fee Schedule Through September 30, 2015		Fee Schedule Effective October 1, 2015

Up to $100 million	0.500%	Up to $100 million	0.500%
Next $150 million	0.450	Next $150 million	0.450
Next $250 million	0.425	Next $250 million	0.425
Over $500 million	0.400	Next $500 million	0.400
		Over $1 billion	0.370

The Fund’s effective management fee for the reporting period was 0.43% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

56      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

8. Fees and other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.25% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

November 30, 2015	$2,376	$6,724	$13,540

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio

57      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates. The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.03% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had no borrowings outstanding

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$1,643,169
Average Daily Interest Rate	0.202%
Fees Paid	$27,828
Interest Paid	$1,700

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain

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9. Borrowings and Other Financing (Continued)

other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$ 53,677

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Pending Litigation (Continued)

defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order granting plaintiffs’ motion for class certification. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni national short category. The Board noted that the Fund’s one-year and three-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni national short funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.85% for Class A shares, 1.60% for Class C shares, and 0.60% for Class Y shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may be amended at any time without prior notice to shareholders. The Board noted that the Fund’s contractual management fees were equal to its peer group median and higher than its category median. The Board also noted that the Fund’s total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and

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sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURE; UPDATES TO

STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc.  All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

66      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 225 Liberty Street, New York, NY 10281-1008 © 2016 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0621.001.1115 January 21, 2016

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Short Term Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/15/2016

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/15/2016